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                                                                      Exhibit 23

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McGLadrey & Pullen
Certified Public Accountants
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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-112420) of our report dated January 21, 2005, included in the Annual Report on Form 10-K of Jacksonville Bancorp, Inc. for the year ended December 31, 2004




Champaign, Illinois                             /s/  McGLADREY & PULLEN, LLP
March 25, 2005